===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 8, 2000



                           SILICON GRAPHICS, INC.
           (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                     1-10441             94-2789662
(State or Other Jurisdiction of     (Commission File        (IRS Employer
 Incorporation or Organization)          Number)          Identification No.)



        1600 AMPITHEATRE PKWY.                               94043-1351
          MOUNTAIN VIEW, CA                                  (Zip Code)
(Address of Principal Executive Offices)



                                (650) 960-1980
              (Registrant's telephone number, including area code)


                                     N/A
          (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

        Item 5. Other Events.

        On or about June 8, 2000, Silicon Graphic, Inc. issued an
Information Statement about its spin-off of MIPS Technologies, Inc. The Information Statement contains a description of the terms of the spin-off, certain tax consequences of the spin-off, MIPS Technologies and MIPS Technologies' common stock, and is attached as Exhibit 99 to this Form 8-K.

        Item 7. Financial Statements and Exhibits

                (c) Exhibits

                    Exhibit 99  Information Statement dated June 8, 2000.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2000

                                  SILICON GRAPHICS, INC.



                                  By: /s/ Ron Curtola
                                     -----------------------------------
                                     Name: Ron Curtola
                                     Title: Vice President, Corporate Controller

                                 EXHIBIT INDEX

Exhibit
  No.     Description
-------   --------------------------------------------------------------------
 99.1     Information Statement dated June 8, 2000.